SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 21, 2003
Date of earliest event reported: October 21, 2003

VIXEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27221	84-1176506
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

11911 North Creek Parkway South
Bothell, Washington 98011
(Address of principal executive office)

(425) 806-5509
(Registrant's telephone number including area code)

Item 7.  Financial Statements and Exhibits

   (c)    Exhibits.

            The following exhibits are furnished with this Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated October 21, 2003

Item 12. Results of Operations and Financial Condition.

            On October 21, 2003, Vixel Corporation, a Delaware corporation, issued a press release reporting financial results for its third quarter of fiscal 2003, and for the nine month period ended June 29, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIXEL CORPORATION

Dated: October 21, 2003	By:	/s/ Kurtis L. Adams

Kurtis L. Adams, Chief Financial Officer, Vice President of Finance, Treasurer and Secretary

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